UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 24, 2007
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                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                    1-12709                  16-1482357
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(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)


The Commons, PO Box 460, Ithaca, New York                         14851
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(Address of Principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

         On April 25, 2007, the Company issued a press release announcing its earnings for the calendar quarter ended March 31, 2007. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01    Other Events

         On April 25, 2007, the Company issued a press announcing that on April 24, 2007, its Board of Directors approved payment of a regular quarterly cash dividend of $0.30 per share, payable on May 15, 2007, to common shareholders of record on May 4, 2007. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      Exhibits.

       Exhibit
         No.      Description
       -------    ------------------------------------------------------------
         99.1     Press Release of Tompkins Trustco, Inc. dated April 25, 2007
         99.2     Press Release of Tompkins Trustco, Inc. dated April 25, 2007





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.

Date:  April 25, 2007                  By: /s/ STEPHEN S. ROMAINE
                                           -------------------------------------
                                           Stephen S. Romaine
                                           President and CEO


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

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION                                              PAGE
------     -------------------                                              ----
99.1       Press Release of Tompkins Trustco, Inc. dated April 25, 2007       4
99.2       Press Release of Tompkins Trustco, Inc. dated April 25, 2007      12




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